PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                            STRONG SCHAFER VALUE FUND


               Supplement to the Prospectus dated February 1, 2001


On May 14, 2001, the shareholders of the Strong Multi Cap Value Fund (previously, the Strong Schafer Value Fund) ("Fund") met and approved several proposals relating to the purchase by Strong Capital Management, Inc. ("Strong") of a controlling interest in the Fund's investment adviser, Strong Schafer Capital Management, L.L.C. ("LLC"). Effective May 14, 2001, unless otherwise indicated, shareholders:

o Approved a new investment advisory agreement between Strong and the Fund. The new investment advisory agreement is the same in all material respects as the former investment advisory agreement between the Fund and the LLC except for a lower advisory fee that was offset by a new administration fee.

     o The Fund, effective May 15, 2001, was renamed the Strong Multi Cap Value Fund, Inc.

     o Mr. I. Charles Rinaldi is the new Portfolio Manager of the Fund. He has over 30 years of investment experience. He joined Strong as a Portfolio Manager in November 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a vice president from November 1989 to January 1994 and as a senior vice president from January 1994 to November
          1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed by Glickenhaus & Co. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration in finance from Babson College in 1970.

o    Elected a new Board of Directors for the Fund.

o Approved the elimination of the Fund's fundamental investment restriction relating to put and call options. Therefore,

     o    "Your   Investment  -  What  are  the  fund's   principal   investment
          strategies" on page 1 of the prospectus is deleted and replaced with the following:

          The STRONG MULTI CAP VALUE FUND invests primarily in common stocks of small-, medium- and large-capitalization companies that the fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from
          (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.


     o The following paragraph has been added to the "What are the main risks of investing in the fund?" section on page 1 of the prospectus.

          WRITING OPTIONS RISK: The fund writes put and call options. In doing so, the fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's manager to predict movements of the price of the assets underlying the option. Transactions involving written options may also include elements of leverage and could magnify the fund's losses. In addition, using options in this manner may reduce the fund's opportunity for investment gain. To the extent required, the fund will cover the financial exposure created by writing put and call options. To accomplish this, the fund will either own the underlying assets or designate liquid assets on its books and records.

o Approved a plan of reorganization relating to the reorganization of the Fund from a Maryland corporation to a Wisconsin corporation and the subsequent dissolution of the Fund as a Maryland corporation. This change in corporate domicile will have no effect on the number or value of shares owned by shareholders but will facilitate the assimilation of the Fund into the Strong Family of Funds. The reorganization is expected to occur on or around June 1, 2001.




Effective March 28, 2001, the "Distribution Policy" paragraph on page 21 is deleted and replaced with the following:

The fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.








             The date of this Prospectus Supplement is May 18, 2001.